Exhibit 10.11



                                                                  EXECUTION COPY
                                                                  --------------

THIS WARRANT IS NON-TRANSFERABLE BY THE HOLDER HEREOF, OTHER THAN AS SPECIFICALLY PROVIDED HEREIN. THE UNDERLYING SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND NO SALE OR TRANSFER THEREOF MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

No. W-1                                                        November 26, 1997


                              HOLMES PRODUCTS CORP.

                                Non-Transferable
                          Common Stock Purchase Warrant

         HOLMES PRODUCTS CORP., a Massachusetts corporation (the "Company"), hereby certifies that, for value received, Pentland Group, plc, is entitled, subject to the terms set forth below, to purchase from the Company as provided in Section 1.1 hereof before 5:00 P.M., Boston, Massachusetts time, on the Exercise Date (as herein defined), 23.64497 fully paid and nonassessable shares of Common Stock, no par value per share, of the Company; provided however, that this Warrant (as herein defined) shall not be exercisable except on an Exercise Date in connection with the consummation of a Value Event (as herein defined) on or prior to the Expiration Date. This Warrant shall be exercisable at a purchase price per share of $74,011.5044 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"), which Purchase Price shall be adjusted as provided in Section 2.6 of that certain Stock Purchase and Redemption Agreement dated as of October 27, 1997, as amended. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" shall include Holmes Products Corp. and any corporation which shall succeed or assume the obligations of the Company hereunder.

                  (b) The term "Common Stock" includes the Company's Common Stock, no par value per share, as authorized on the date hereof and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (c) The term "Exercise Date" shall mean a date which is two
(2) business days prior to the consummation of a Value Event.

                  (d) The term "Expiration Date" shall mean November 26, 1999; provided however that if the Company shall have, prior to November 26, 1999, executed an agreement to consummate a transaction that could qualify as a Value Event and the transactions contemplated by such agreement are consummated on or prior to February 26, 2000, then the term "Expiration Date" shall mean February 26, 2000.

                  (e) The term "Value Event" shall mean any of (i) the sale to an unrelated third party of (A) all or a majority of the Common Stock owned by affiliates of Berkshire Partners LLC or (B) all or substantially all of the capital stock or assets of the Company (other than in a reincorporation transaction), (ii) the sale of the Company's equity securities pursuant to an effective registration statement under the Securities Act of 1933, as amended (a "Registered Offering"), (iii) a transaction pursuant to which the Company incurs additional Indebtedness or other financing, the proceeds of which are used to fund a recapitalization or other similar transaction pursuant to which all or substantially all of the stockholders of the Company receive aggregate distributions equal to or greater than thirty-five percent (35%) of the aggregate cost basis of their shares, provided that such distributions, together with the value of the shares retained by such stockholders, are equal to or greater than the aggregate cost basis of the shares (provided that this clause
(iii) shall not be triggered in connection with the repurchase by the Company of any shares of Common Stock pursuant to the provisions of Section 2.2 of the Company's Stockholders' Agreement (as defined in Section 11)) or (iv) any transaction or series of related transactions which would have a similar effect to the transactions contemplated by clauses (i), (ii) or (iii) above; provided, however, that a Registered Offering shall only be a Value Event if (x) the registration statement for such Registered Offering includes stockholders of the Company as selling stockholders or (y) if the registration statement for such Registered Offering does not include shares of Common Stock being sold for the benefit of stockholders of the Company, and within the period which expires on the first to occur of 18 months following the consummation of such Registered Offering and November 26, 2000, affiliates of Berkshire Partners LLC shall sell any shares of Common Stock in the public markets (whether pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, or pursuant to a subsequent Registered Offering).

                  (f) The term "Warrant" shall mean this Common Stock Purchase Warrant.

                  (g) The term "Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of this Warrant.

         1. Exercise of Warrant.

                  1.1 Exerciseability. This Warrant may only be exercised by the holder hereof by delivery of an executed copy of the Form of Subscription on an Exercise Date, together with the aggregate exercise price hereof. Any such exercise shall be conditioned upon the consummation of such Value Event. If this Warrant is not exercised as set forth in this Section 1.1 and the Value Event is consummated, this Warrant shall immediately expire and be of no further force or effect.

                  1.2 Procedure for Exercise. Assuming this Warrant may be exercised pursuant to Section 1.1 hereof, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment either in cash or by certified or official bank check payable to the order of the Company or by wire transfer in immediately available funds, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

         2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment for Stock Dividends and Stock Splits. In the event that the Company shall (i) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the Purchase Price in effect immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 3. The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 3) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 3) be in effect and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

         4. Notices of Value Event. The Company will mail or cause to be mailed to the holder of this Warrant a notice specifying the date on which it is proposed that the Company consummate a Value Event, which notice shall provide the holder of this Warrant with all relevant information (including price and any other material terms) in connection with such Value Event. Such notice shall be provided at least 30 days prior to the date specified in such notice on which any such Value Event is proposed to be consummated, provided that such notice shall at a minimum be via registered mail or otherwise of a type reasonably likely to result in its receipt by the intended recipient.

         5. Reservation of Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or other Securities) from time to time issuable on the exercise of the Warrants. In the case of any adjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company will furnish to the holder a certificate of its chief financial officer setting forth how such adjustment was calculated.

         6. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         7. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         8. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         9. Non-Negotiability. This Warrant may not be transferred other than to an affiliate of the holder hereof. This Warrant shall not be transferred on the Company's books and records, and no transfer shall be otherwise effective, unless any such transfer is made in accordance with the terms and conditions of this Warrant, and the Company is hereby authorized to enter appropriate stop transfer notations on its transfer records to give effect to the terms of this
Section 9.

         10. No Rights as Shareholder. The holder hereof shall have no rights as a shareholder of the Company with respect to any Warrant Shares unless and until a certificate or certificates representing such Warrant Shares are duly issued and delivered to the holder upon due exercise of the Warrant.

         11. Execution of Stockholders' Agreement. The holder hereof acknowledges and agrees that no exercise of the Warrant shall be effective unless and until the holder shall have executed and delivered to the Company a counterpart signature page to the Company's Stockholders' Agreement (the "Stockholders' Agreement") dated as of December 1, 1997 between the Company and its stockholders (provided that such holder is not already a party thereto) evidencing such holder's agreement to be bound by the terms thereof.

         12. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Dated:  November 26, 1997                  HOLMES PRODUCTS CORP.



                                           By: /s/ Jordan A. Kahn
                                               -----------------------------
                                           Name:  Jordan A. Kahn
                                           Title: President

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO:      HOLMES PRODUCTS CORP.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder _______ shares of Common Stock of Holmes Products Corp., and herewith makes payment of the aggregate Purchase Price therefor by (cross out inapplicable choice) cash/check, and requests that the certificates for such shares be issued in the name of, and delivered to ________________ whose address is ____________________________________.


Dated:
      --------------------------    --------------------------------------------
                                    (Signature must conform to name of holder as specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of warrant)


         For value received, the undersigned hereby sells, assigns, and transfers unto ____________________, an affiliate of the undersigned, the right represented by the within Warrant to purchase shares of Common Stock of Holmes Products Corp. to which the within Warrant relates, and appoints _________________ as its Attorney to transfer such right on the books of Holmes Products Corp. with full power of substitution in the premises.



Dated:
      --------------------------    --------------------------------------------
                                    (Signature must conform to name of holder as specified on the face of the Warrant)



                                    --------------------------------------------
                                    (Address)



Signed in the presence of:


--------------------------------